Exhibit 99.1

THIS CONFIDENTIAL SENIOR SECURED 20% ORIGINAL ISSUE DISCOUNT BRIDGE NOTE LOAN AGREEMENT AND EXHIBITS CONTAIN MATERIAL NON- PUBLIC INFORMATION REGARDING PROPHASE LABS, INC. (THE “COMPANY”). BY ACCEPTING THIS CONFIDENTIAL DOCUMENT (COLLECTIVELY THE “OFFERING MATERIALS”), THE RECIPIENT AGREES WITH THE COMPANY TO MAINTAIN IN STRICT CONFIDENCE ALL NON-PUBLIC INFORMATION, INCLUDING, BUT NOT LIMITED TO, THE EXISTENCE OF THE PROPOSED FINANCING AND ANY OTHER NON-PUBLIC INFORMATION REGARDING THE COMPANY OBTAINED FROM THE OFFERING MATERIALS OR THE COMPANY.

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR UNDER ANY OTHER APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES OR ANY OTHER JURISDICTION AND MAY NOT BE TRANSFERRED, SOLD, ASSIGNED, PLEDGED, HYPOTHECATED OR OTHERWISE DISPOSED OF IN THE UNITED STATES OR TO ANY U.S. PERSON (AS DEFINED IN REGULATION S OF THE U.S. SECURITIES ACT EXCEPT (A) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE U.S. SECURITIES ACT OR (B) PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE U.S. SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS, SUPPORTED BY AN OPINION OF COUNSEL SATISFACTORY TO THE ISSUER THAT SUCH REGISTRATION IS NOT REQUIRED. HEDGING TRANSACTIONS INVOLVING SUCH SECURITIES MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE SECURITIES ACT. LENDER’S ABILITY TO TRANSFER THE SECURITIES IS ALSO LIMITED BY, AMONG OTHER THINGS, U.S. FEDERAL AND STATE AND INTERNATIONAL SECURITIES LAWS, AS APPLICABLE.

SENIOR SECURED 20% ORIGINAL ISSUE DISCOUNT
BRIDGE NOTE LOAN AGREEMENT

This SENIOR SECURED BRIDGE LOAN AGREEMENT (this “Agreement”) is entered into as of June 22, 2025, by and among ProPhase Labs, Inc., a Delaware company (the “Company”), and each of the purchasers listed on the signature pages hereto (each, a “Lender” and collectively, the “Lenders”).

RECITALS

WHEREAS, the Company has determined that it is in its best interests to obtain bridge financing for working capital and general corporate purposes, and anticipates repaying the financing from the proceeds of the sale of its wholly owned subsidiary, Nebula Genomics, Inc. (the “Subsidiary”) and/or collections of accounts receivable owed to its diagnostic laboratory subsidiary by Crown Medical Collections (“CMC”);

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WHEREAS, the Company desires to raise up to $6,000,000 aggregate principal amount (“Maximum Amount”), with no minimum amount;

WHEREAS, the Lenders are willing to provide such financing to the Company on the terms and conditions set forth herein;

NOW, THEREFORE, in consideration of the mutual covenants and agreements contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

ARTICLE I. DEFINITIONS

1.1 “Business Day” means any day other than a Saturday, Sunday, or other day on which commercial banks in New York, New York are authorized or required by law to close.

1.2 “Closing” means the consummation of the purchase and sale of the Notes.

1.3 “Collateral” has the meaning set forth in the Security Agreement.

1.4 “Interest Rate” means a rate of 10% per annum simple interest.

1.5 “Loan Amount” means, with respect to each Lender, the amount of cash provided to the Company as set forth opposite such Lender’s name on Schedule A.

1.6 “Maturity Date” means the date that is twelve (12) months from the date of issuance of the Note.

1.7 “Notes” mean the Senior Secured 20% OID Bridge Notes issued to the Lenders pursuant to this Agreement, each in the face principal amount equal to 125% of the Loan Amount, the form of which is attached hereto as Exhibit A.

1.8 “OID” means the original issue discount of 20%, meaning for each $500,000 of Loan Amount funded, the face amount of the Note will be $625,000.

1.9 “Unvested Warrants” means the Five-Year Common Stock Purchase Warrant to purchase 500,000 common shares of the Company’s common stock per $500,000 funded, at an exercise price of $0.60 per share. The Unvested Warrants do not vest until and are expressly contingent to a future shareholder approval of an increase in the Company’s authorized common stock.

ARTICLE II. ISSUANCE AND TERMS OF NOTES

2.1 Issuance of Notes and Unvested Warrant. Lender shall provide its Loan Amount to the Company by wire transfer of immediately available funds. In consideration therefore, the Company shall issue and deliver to such Lender (i) a Note with a principal amount equal to 125% of the Loan Amount and (ii) an Unvested Warrant in the amount of 500,000 shares with an exercise price of $0.60.

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2.2 Interest. Interest shall accrue on the outstanding principal amount of each Note at the Interest Rate, payable monthly in arrears in cash on the first Business Day of each calendar month. Interest shall be calculated on the basis of a 360-day year.

2.3 Non-Accountable Expense and Legal Reimbursement. The Company shall pay each Lender at one-time $10,000 non-accountable expense and legal reimbursement.

2.4 Maturity. The principal amount of each Note, together with all accrued and unpaid interest, shall be due and payable on the Maturity Date, unless otherwise prepaid or accelerated in accordance with this Agreement.

2.5 Prepayment. The Company may prepay the Notes at any time without penalty.

ARTICLE III. SECURITY

3.1 Security Interest. As security for the prompt and complete payment and performance when due of all obligations of the Company under this Agreement and any related documents, the Company hereby grants to the Secured Party a continuing first-priority security interest in and lien upon all of the Company’s right, title, and interest in, to, and under all of the Company’s assets, whether now owned or hereafter acquired, wherever located, including without limitation:

(a) all accounts, chattel paper, deposit accounts, documents, equipment, general intangibles (including intellectual property), instruments, inventory, investment property, letter-of-credit rights, commercial tort claims, and supporting obligations;

(b) all books and records related to the foregoing; and

(c) all proceeds, products, offspring, rents, and profits of and from any of the foregoing (including insurance and condemnation proceeds).

3.2 Subordination. Lenders agree that up to six million dollars ($6,000,000) in other debt can be senior to the Note.

ARTICLE IV. COMPANY REPRESENTATIONS AND WARRANTIES

4.1 Organization and Authority. The Company is duly organized and validly existing under the laws of the State of Delaware. The Company has full power and authority to enter into this Agreement and perform its obligations hereunder.

4.2 Authorization. The execution, delivery and performance by the Company of this Agreement, the Notes and the Unvested Warrant have been duly authorized.

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4.3 Non-Contravention. The execution and delivery of the Agreement, the Note, and the Unvested Warrant as contemplated herein do not and will not, with or without the giving of notice or the lapse of time, or both, (i) result in any violation of any provision of the articles of incorporation or by-laws or similar instruments of the Company or its subsidiaries, (ii) violate or contravene any applicable law, rule or regulation or any applicable decree, judgment or order of any court, United States federal or state regulatory body, administrative agency or other governmental body having jurisdiction over the Company or any of its subsidiaries or any of its respective properties or assets that would have a material adverse effect on the business, properties, operations, condition (financial or other), results of operations or prospects of the Company and its subsidiaries, taken as a whole, or the validity or enforceability of, or the ability of the Company to perform its obligations under, the Offering Documents, or (iii) have any material adverse effect on any permit, certification, registration, approval, consent, license or franchise necessary for the Company or its subsidiaries to own or lease and operate any of its properties and to conduct any of its business or the ability of the Company or its subsidiaries to make use thereof.

ARTICLE V. LENDER REPRESENTATIONS AND WARRANTIES

5.1	Acknowledgements, Representations, Warranties and Covenants of Lender. Lender hereby acknowledges, represents and warrants to, and covenants with, the Company as follows and acknowledges that the Company is relying on such acknowledgements, representations, warranties and covenants in connection with the transactions contemplated herein:

(a)	Lender confirms that it:

(i)	has such knowledge in financial and business affairs as to be capable of evaluating the merits and risks of its investment in the Note and Unvested Warrant, including the potential loss of its entire investment;

(ii)	is aware of the characteristics of the Note and Unvested Warrant and understands the risks relating to an investment therein; and

(iii)	is able to bear the economic risk of loss of its investment in the Note and Unvested Warrant.

(b)	Lender is resident, or if not an individual has its head office in, the jurisdiction set out on the signature page of this Agreement and intends that the securities laws of that jurisdiction govern Lender’s investment. Such address was not created and is not used solely for the purpose of acquiring the Note and Unvested Warrant and Lender was solicited to purchase in only such jurisdiction.

(c)	Lender is an accredited investor and the acknowledgements, representations, warranties, covenants and information contained herein and therein are true and correct as of the date hereof and will be true and correct as of the Closing Time and if less than a complete copy of this Agreement is delivered to the Company, the Company and its respective advisors are entitled to assume that Lender accepts and agrees to all the terms and conditions of the pages not delivered, unaltered.

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(d)	Lender is aware that the Note and Unvested Warrant have not been and will not be registered under the Securities Act or the securities laws of any state and that the Note and Unvested Warrant may not be offered or sold, directly or indirectly, in the United States without registration under the Securities Act and applicable state securities laws or compliance with the requirements of an exemption therefrom and it acknowledges that the Company has no obligation to file a registration statement under the Securities Act or applicable state securities laws in respect of such securities; accordingly, the Note and Unvested Warrant are “restricted securities” within the meaning of Rule 144(a)(3) of the Securities Act.

(e)	Lender undertakes and agrees that it will not offer or sell any of the Note and Unvested Warrant in the United States unless such securities are registered under the Securities Act and the securities laws of all applicable states of the United States, or an exemption from such registration requirements is available.

(f)	The execution and delivery of this Agreement, the performance and compliance with the terms hereof, and the completion of the transactions described herein by Lender will not result in any material breach of, or be in conflict with or constitute a material default under, or create a state of facts which, after notice or lapse of time, or both, would constitute a material default under any term or provision of the constating documents, by-laws or resolutions of Lender, if applicable, the Securities Laws or any other laws applicable to Lender, any agreement to which Lender is a party, or any judgment, decree, order, statute, rule or regulation applicable to Lender.

(g)	Lender is signing this Agreement as principal for its own account and not for the benefit of any other Person (within the meaning of applicable Securities Laws).

(h)	If Lender is:

(i)	a Company, Lender is duly incorporated and is validly subsisting under the laws of its jurisdiction of incorporation and has all requisite legal and corporate power and authority to execute and deliver this Agreement, and to carry out and perform its covenants and obligations under the terms of this Agreement and has obtained all necessary approvals in respect thereof, and the individual signing this Agreement has been duly authorized to execute and deliver this Agreement;

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(ii)	a partnership, limited liability company or other form of unincorporated organization, Lender has the necessary legal capacity and authority to execute and deliver this Agreement as contemplated herein and to observe and perform its covenants and obligations hereunder and has obtained all necessary approvals in respect thereof and the individual signing this Agreement has been duly authorized to execute and deliver this Agreement; or

(iii)	an individual, Lender is of the full age of majority in his or her jurisdiction of residence and is legally competent to execute, deliver and be bound by the terms of this Agreement contemplated herein and to observe and perform his or her covenants and obligations hereunder.

(i)	There is no Person acting or purporting to act in connection with the transactions contemplated herein who is entitled to any brokerage or finder’s fee.

(j)	Lender is not acting jointly or in concert with any other person in connection with the Offering for the purpose of the acquisition of the Note and Unvested Warrant.

(k)	If required by applicable Securities Laws, Lender will execute, deliver and file or assist the Company in filing such reports, undertakings and other documents with respect to the issue of the Note and Unvested Warrant as may be required by any securities commission, stock exchange or other regulatory authority.

(l)	Lender has been advised to consult its own legal advisors with respect to the execution, delivery and performance by it of this Agreement and the transactions contemplated herein, including trading in the Note and Unvested Warrant, and with respect to the hold periods imposed by the Securities Laws and other applicable securities laws, and acknowledges that no representation has been made by the Company respecting the applicable hold periods imposed by the Securities Laws or other resale restrictions applicable to such securities which restrict the ability of Lender to resell such securities, that Lender is solely responsible to find out what these restrictions are, that Lender is solely responsible for compliance with applicable resale restrictions and that Lender is aware that it may not resell such securities except in accordance with limited exemptions under the Securities Laws and other applicable securities laws.

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(m)	Lender further acknowledges that its ability to transfer the Note and Unvested Warrant is restricted and may only be made in accordance with applicable Securities Laws and the terms and conditions of this Subscription Agreement.

(n)	Lender has not received or been provided with a registration statement or prospectus. Lender has not received or been provided with an offering memorandum or any sales or advertising literature in connection with the Offering or any document purporting to describe the business and affairs of the Company which has been prepared for review by prospective purchasers to assist in making an investment decision in respect of the Note and Unvested Warrant and Lender’s decision to subscribe for the Note and Unvested Warrant was not based upon, and Lender has not relied upon, any oral or written representations as to facts made by or on behalf of the Company, or any employee, agent or affiliate thereof or any other person associated therewith, except as set forth herein. Lender’s decision to subscribe for the Note and Unvested Warrant was based solely upon this Subscription Agreement and any information about the Company which is publicly available (any such information having been obtained by Lender without independent investigation or verification by the Company).

(o)	The undersigned confirms that the Company has not (i) given any guarantee or representation as to the potential success, return, effect or benefit (either legal, regulatory, tax, financial, accounting or otherwise) of an investment in the Note and Unvested Warrant; or (ii) made any representation to the undersigned regarding the legality of an investment in the Note and Unvested Warrant under applicable legal investment or similar laws or regulations. In deciding to invest, the undersigned is not relying on the advice or recommendation of the Company and the undersigned has made its own independent decision that the investment in the Note and Unvested Warrant is suitable and appropriate for the undersigned.

(p)	Neither the Company nor any of its directors, employees, officers, affiliates or agents has made any written or oral representations:

(i)	that any Person will resell or repurchase the Note and Unvested Warrant;

(ii)	that any Person will refund all or any part of the Subscription Amount; or

(iii)	as to the future price or value of the Note and Unvested Warrant.

(q)	The investment in the Note and Unvested Warrant has not been made through or as a result of, and the distribution of the Note and Unvested Warrant is not being accompanied by, any advertisement, including without limitation in printed public media, radio, television or telecommunications, including electronic display, or as part of a general solicitation. Lender has consulted, to the extent that it has deemed necessary, with its tax, accounting and financial advisors concerning its investment in the Note and Unvested Warrant and is not relying on the Company or its counsel for any tax, accounting, or financial advice.

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(r)	The funds representing the loan amount which will be paid by Lender to the Company hereunder will not represent proceeds of crime for the purposes of the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act (the “PATRIOT Act”), and Lender acknowledges that the Company may in the future be required by law to disclose Lender’s name and other information relating to this Agreement and Lender’s investment hereunder, on a confidential basis, pursuant to the PATRIOT Act. To the best of its knowledge (i) none of the funds to be provided by Lender (A) have been or will be derived from or related to any activity that is deemed criminal under the laws of the United States, or any other jurisdiction, or (B) are being tendered on behalf of a Person or entity who has not been identified to Lender, and (ii) Lender shall promptly notify the Company if Lender discovers that any of such representations ceases to be true, and to provide the Company with appropriate information in connection therewith.

(s)	Lender should check the Office of Foreign Assets Control (“OFAC”) website at http://www.treas.gov/ofac before making the following representations:

A.	Lender represents that the amounts invested by him, her or it in the Company in the Note and Unvested Warrant were not and are not directly or indirectly derived from activities that contravene federal, state or international laws and regulations, including anti-money laundering laws and regulations. Federal regulations and Executive Orders administered by OFAC prohibit, among other things, the engagement in transactions with, and the provision of services to, certain foreign countries, territories, entities and individuals. The lists of OFAC prohibited countries, territories, persons and entities can be found on the OFAC website at http://www.treas.gov/ofac. In addition, the programs administered by OFAC (the “OFAC Programs”) prohibit dealing with individuals[1] or entities in certain countries regardless of whether such individuals or entities appear on the OFAC lists.

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B.	To the best of Lender’s knowledge, none of: (1) Lender; (2) any person controlling or controlled by Lender; (3) if Lender is a privately-held entity, any person having a beneficial interest in the Subscriber; or (4) any person for whom Lender is acting as agent or nominee in connection with this investment is a country, territory, individual or entity named on an OFAC list, or a person or entity prohibited under the OFAC Programs. Lender understands that Company may not accept any amounts from a prospective investor if such prospective investor cannot make the representation set forth in the preceding paragraph. Lender agrees to promptly notify the Company should Lender become aware of any change in the information set forth in these representations. Lender understands and acknowledges that, by law, the Company may be obligated to “freeze the account” of Lender, either by prohibiting additional investments from Lender, declining any redemption requests and/or segregating the assets in the account in compliance with governmental regulations, and may also be required to report such action and to disclose Lender’s identity to OFAC. Lender further acknowledges that the Company may, by written notice to Lender, suspend the redemption rights, if any, of Lender if the Company reasonably deems it necessary to do so to comply with anti-money laundering regulations applicable to the Company or any of the Company’s other service providers. These individuals include specially designated nationals, specially designated narcotics traffickers and other parties subject to OFAC sanctions and embargo programs.

C.	To the best of Lender’s knowledge, none of: (1) Lender; (2) any person controlling or controlled by Lender; (3) if Lender is a privately-held entity, any person having a beneficial interest in Lender; or (4) any person for whom Lender is acting as agent or nominee in connection with this investment is a senior foreign political figure, or any immediate family[3] member or close associate[4] of a senior foreign political figure, as such terms are defined in the footnotes below.

(t)	Special “Big Boy” Risk Disclosure. Lender understands that an investment in the Note and Unvested Warrant involves special risks, the undersigned understands those risks (including without limitation the risks set forth in the Company’s filings on EDGAR, which such risk factors are incorporated herein), and Lender is assuming such risks. Lender acknowledges and is aware that the Note and Unvested Warrant are speculative investments which involve a high degree of risk of loss by Lender of his, her or its entire investment in the Company. Lender agrees and acknowledges that it is Lender’s sole responsibly for “due diligence” investigation of the Company and the financial prospects of the Company.

(u)	Lender has had the opportunity to ask and have answered any and all questions which Lender wished to have answered with respect to the investment in the Note and Unvested Warrant (including questions with respect to the Note and Unvested Warrant) made hereunder.

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(v)	No securities commission, agency, governmental authority, regulatory body, stock exchange or similar regulatory authority has reviewed or passed on the merits of the Note and Unvested Warrant, nor have any such agencies or authorities made any recommendations or endorsement with respect to the foregoing.

(w)	There are risks associated with the investment in the Note and Unvested Warrant, which are a speculative, high risk investment and Lender represents that it can afford to lose its entire investment.

(x)	The certificates representing the Note and Unvested Warrant, if any, shall have attached to them, legends setting out resale restrictions under applicable securities laws, substantially in the following form (and with the necessary information inserted):

“THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “U.S. SECURITIES ACT”), OR UNDER ANY OTHER APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES OR ANY OTHER JURISDICTION AND MAY NOT BE TRANSFERRED, SOLD, ASSIGNED, PLEDGED, HYPOTHECATED OR OTHERWISE DISPOSED OF IN THE UNITED STATES OR TO ANY U.S. PERSON (AS DEFINED IN REGULATION S OF THE U.S. SECURITIES ACT EXCEPT (A) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE U.S. SECURITIES ACT OR (B) PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE U.S. SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS, SUPPORTED BY AN OPINION OF COUNSEL SATISFACTORY TO THE ISSUER THAT SUCH REGISTRATION IS NOT REQUIRED. HEDGING TRANSACTIONS INVOLVING SUCH SECURITIES MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE U.S. SECURITIES ACT. LENDER’S ABILITY TO TRANSFER THE SECURITIES IS ALSO LIMITED BY, AMONG OTHER THINGS, APPLICABLE U.S. FEDERAL AND STATE AND INTERNATIONAL SECURITIES LAWS.”

(y)	The Company is relying on an exemption from the requirement to provide Lender with a prospectus under the Securities Laws and, as a consequence of acquiring the Note and Unvested Warrant pursuant to such exemption:

(i)	certain protections, rights and remedies provided by the Securities Laws, including statutory rights of rescission, or damages and certain statutory remedies against an issuer, underwriters, auditors, directors and officers that are available to investors who acquire securities offered by a prospectus, will not be available to Lender,

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(ii)	the common law may not provide investors with an adequate remedy in the event that they suffer investment losses in connection with securities acquired in a private placement,

(iii)	Lender may not receive information that would otherwise be required to be given under the Securities Laws, and

(iv)	the Company is relieved from certain obligations that would otherwise apply under the Securities Laws.

(aa)	The offer, issuance, sale and delivery of the Note and Unvested Warrant is conditional upon such sale being exempt from the prospectus and registration requirements and the requirement to deliver an offering memorandum in connection with the distribution of the Note and Unvested Warrant under the securities laws in the jurisdiction in which Lender resides or upon the issuance of such orders, consents or approvals as may be required to permit such sale without the requirement of filing a prospectus or registration statement.

(bb)	The Company may complete additional financings in the future and such future financings may have a dilutive effect on current shareholders or securityholders of the Company, including Lender. However, there is no assurance that any future financings will be available, on reasonable terms or at all, and if not so available, could have a material adverse effect on the Company’s business, financial condition, performance or prospects.

(cc)	There may be material tax consequences to Lender of an acquisition or disposition of the Note and Unvested Warrant, including tax reporting requirements, and the Company does not give any opinion or make any representation with respect to the tax consequences to Lender under United States federal, state or local, international federal, provincial or local or other foreign tax law with respect to the foregoing.

(dd)	It is responsible for obtaining such legal and tax advice as it considers appropriate in connection with the execution, delivery and performance of this Subscription Agreement and the transactions contemplated under this Subscription Agreement.

(ee)	Legal counsel retained by the Company is acting as counsel to the Company and not as counsel to Lender.

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(ff)	Lender understands and acknowledges that the Company has no obligation or present intention of filing with the SEC or with any state securities administrator any registration statement in respect of resales of any of the Note and Unvested Warrant in the United States or any other jurisdiction.

(gg)	Lender consents to the Company making a notation on its records or giving instruction to the registrar and transfer agent of the Company, if any, in order to implement the restrictions on transfer set forth and described herein.

(hh)	No agency, governmental authority, regulatory body, stock exchange or other entity (including, without limitation, the SEC or any state securities commission) has made any finding or determination as to the merit of investment in, nor have any such agencies or governmental authorities made any recommendation or endorsement with respect, to the Note and Unvested Warrant.

5.2 Reliance on Representations, Warranties, Covenants, and Acknowledgements and Notification Requirements. Lender acknowledges and agrees that the representations, warranties, covenants and acknowledgements made by Lender in this Agreement are made with the intention that they may be relied upon by the Company and its legal counsel in determining Lender’s eligibility to invest in the Note and Unvested Warrant. Lender further agrees that by accepting the Note and Unvested Warrant, Lender shall be representing and warranting that such representations, warranties, covenants and acknowledgements are true as at the Closing Time with the same force and effect as if they had been made by Lender at the Closing Time. Lender understands the meaning of the acknowledgements, representations, warranties, and covenants contained in this Agreement and in the accompanying Schedules and understands and acknowledges that the Company and the officers are relying upon the representations and warranties contained therein in Company whether the offering is eligible for exemption from the registration requirements contained in the Securities Act and in determining whether to accept the Lender’s investment. Lender represents and warrants that the information contained in this Agreement is true and correct as of the date hereof and agrees to notify immediately the Company of any changes in such information (or, if there have been any changes in the information provided to the Company by Lender in the Agreement and Schedules since the date the Agreement were furnished, Lender has advised the Company in writing of such changes). Lender hereby agrees to indemnify and hold harmless the Company, the officers, the directors, and each Shareholder of the Company, and its and their officers, directors, agents, attorneys, and employees from and against any and all losses, damages, expenses, liabilities or reasonable attorneys’ fees (including attorneys’ fees and expenses incurred in a securities or other action in which no judgment in favor of Lender is rendered) due to or arising out of a breach of any covenant, representation, or warranty of Lender. Notwithstanding any of the representations, warranties, acknowledgments, or agreements made in this Agreement by Lender, Lender does not thereby or in any other manner waive any rights granted to Lender under federal or state securities law, except the right to a trial by jury, the right to bring a class action, and all other rights waived by agreeing to the arbitration provision herein.

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ARTICLE VI. SUBORDINATION OF INSIDER NOTE

6.1 Insider Participation. The Company’s Chief Executive Officer shall invest a minimum of$ 500,000 in the Offering on the same terms as other Lenders. The repayment of such insider Note shall be expressly subordinated to the full repayment of the Notes held by all other Lenders.

ARTICLE VII. REGISTRATION RIGHTS

7.1 Piggyback Registration Rights. If, at any time following the vesting of the Unvested Warrant, the Company proposes to file a registration statement under the Securities Act of 1933, as amended (other than a registration on Form S-4 or S-8 or any successor forms thereto), relating to an offering of the Company’s securities for its own account or the account of others, the Company shall promptly notify the Unvested Warrant holder in writing. Upon the written request of the holder within ten (10) days after the date of such notice, the Company shall include in such registration statement the shares of common stock underlying the Unvested Warrant, subject to customary underwriter cutback provisions.

ARTICLE VIII. DEFAULT

8.1 Events of Default. Each of the following events shall constitute an “Event of Default” under this Agreement:

(a) Failure to Pay. The Company fails to pay when due any principal, interest, or other amount payable under the Note or this Agreement, and such failure continues for five (5) Business Days after written notice from the Lender;

(b) Breach of Covenants. The Company fails to perform or observe any of its covenants, agreements, or obligations set forth in this Agreement, the Note, the Security Agreement, or any other related document, and such failure continues for fifteen (15) days after written notice from the Lender;

(c) Misrepresentations. Any representation or warranty made by the Company in this Agreement or in any certificate, agreement, or other written statement furnished in connection herewith shall be materially false or misleading when made or deemed made; or

(d) Insolvency or Bankruptcy. The Company (i) applies for or consents to the appointment of a receiver, trustee, or similar officer for its business or assets, (ii) makes a general assignment for the benefit of creditors, (iii) commences a voluntary case under any bankruptcy or insolvency law, or (iv) is subject to any such case or proceeding that is not dismissed within sixty (60) days after filing.

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8.2 Remedies Upon Default. Upon the occurrence and during the continuance of any Event of Default, the Lender may, by written notice to the Company:

(a) declare all outstanding obligations under the Note, including principal, interest, and any other amounts, to be immediately due and payable;

(b) exercise all rights and remedies available to it under this Agreement, the Security Agreement, and applicable law, including enforcement of its security interest in the Collateral; and

(c) apply any amounts received in respect of the obligations hereunder to satisfy any amounts then due.

ARTICLE IX. INDEMNITY

9.1 Indemnification by the Company. The Company shall indemnify and hold harmless each Lender and its affiliates, and their respective officers, directors, partners, members, employees, agents, and representatives (collectively, the “Indemnified Lender Parties”) from and against any and all losses, claims, damages, liabilities, and reasonable and documented out-of-pocket expenses (including reasonable attorneys’ fees) that arise out of or are based upon:

(a) any breach of any representation, warranty, covenant, or agreement made by the Company in this Agreement, the Note, the Warrant, the Security Agreement, or any related document; or

(b) any material misstatement or omission in any document, certificate, or communication furnished by or on behalf of the Company in connection with this Agreement.

9.2 Indemnification by the Lenders. Each Lender shall indemnify and hold harmless the Company and its affiliates, and their respective officers, directors, partners, members, employees, agents, and representatives (collectively, the “Indemnified Company Parties”) from and against any and all losses, claims, damages, liabilities, and reasonable and documented out- of-pocket expenses (including reasonable attorneys’ fees) that arise out of or are based upon:

(a) any breach of any representation, warranty, covenant, or agreement made by such Lender in this Agreement or in any other agreement or certificate delivered pursuant hereto; or any violation of applicable securities laws by such Lender in connection with the purchase or disposition of the Notes or Unvested Warrant.

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9.3 Procedure. Promptly after receipt by an Indemnified Party of notice of the commencement of any action or proceeding for which indemnification may be sought hereunder, such party shall notify the indemnifying party in writing; provided, however, that failure to give such notice shall not relieve the indemnifying party of its obligations under this Article X except to the extent it is materially prejudiced thereby.

9.4 Limitation. No indemnifying party shall be liable for any settlement of any proceeding effected without its prior written consent (such consent not to be unreasonably withheld), and shall have the right, at its own expense, to participate in and, jointly with any other indemnifying party similarly notified, to assume the defense thereof with counsel reasonably satisfactory to the Indemnified Party.

9.5 Contribution. To the extent that the indemnification provisions set forth in Article IX may be unenforceable for any reason, the parties agree to contribute to the other party in such amount as is appropriate to reflect the relative benefits received by and the relative fault of the parties with respect to the statements, acts, or omissions which resulted in such loss, claim, damage, or liability, and any other relevant equitable considerations. The relative fault of the indemnifying party and the indemnified party shall be determined by reference to, among other things, whether any untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by such party, and the parties’ relative intent, knowledge, access to information, and opportunity to correct or prevent such statement or omission. The parties agree that it would not be just and equitable if contribution pursuant to this Article IX were determined by pro rata allocation or by any other method of allocation that does not take account of the equitable considerations referred to above. The contribution obligations under this Article IX shall survive the termination of this Agreement and shall apply whether or not an action is initiated or a judgment is obtained.

ARTICLE X. MISCELLANEOUS

10.1 Governing Law, Venue, Etc.. This Agreement shall be governed by and construed in accordance with the internal laws of the State of Delaware, without regard to the conflict of laws principles thereof that would require or permit the application of the laws of any other jurisdiction. Each party irrevocably agrees that any legal suit, action, or proceeding arising out of or relating to this Agreement or the transactions contemplated hereby shall be instituted exclusively in the courts of the State of New York located in New York County, or the United States District Court for the Southern District of New York, and each party irrevocably submits to the exclusive jurisdiction of such courts in any such suit, action, or proceeding. Each party further irrevocably waives, to the fullest extent permitted by law, any objection that it may now or hereafter have to the laying of venue of any such suit, action, or proceeding in any such court and any claim that any such suit, action, or proceeding brought in such a court has been brought in an inconvenient forum. Each party hereby consents to service of process in any such suit, action, or proceeding by certified mail, return receipt requested, to its address as set forth herein or as otherwise provided by applicable law. Each party agrees that a final judgment in any such suit, action, or proceeding shall be conclusive and may be enforced in any other jurisdiction by suit on the judgment or in any other manner provided by law.

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10.2 EACH PARTY KNOWINGLY, VOLUNTARILY, AND INTENTIONALLY WAIVES ANY RIGHT TO A TRIAL BY JURY IN RESPECT OF ANY CLAIM, DEMAND, ACTION, OR CAUSE OF ACTION BASED HEREON, ARISING OUT OF, UNDER, OR IN CONNECTION WITH THIS AGREEMENT OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENT, OR ACTION OF ANY PARTY RELATING HERETO. TO THE MAXIMUM EXTENT PERMITTED BY LAW, IN NO EVENT SHALL EITHER PARTY BE LIABLE FOR ANY INDIRECT, INCIDENTAL, SPECIAL, EXEMPLARY, PUNITIVE, OR CONSEQUENTIAL DAMAGES OF ANY KIND, INCLUDING WITHOUT LIMITATION LOST PROFITS, LOST BUSINESS OPPORTUNITIES, OR LOSS OF GOODWILL, ARISING OUT OF OR IN CONNECTION WITH THIS AGREEMENT, REGARDLESS OF THE FORM OF ACTION, WHETHER IN CONTRACT, TORT (INCLUDING NEGLIGENCE), STRICT LIABILITY, OR OTHERWISE, EVEN IF INFORMED OF THE POSSIBILITY OF SUCH DAMAGES IN ADVANCE.

10.3 Notices. All notices, requests, demands, claims, and other communications hereunder shall be in writing and shall be deemed duly given (a) when delivered personally, (b) when sent by email with confirmation of transmission, (c) one (1) Business Day after being sent by a reputable overnight courier service (charges prepaid), or (d) three (3) Business Days after being mailed by certified or registered mail, return receipt requested, postage prepaid. Notices shall be sent: (i) if to the Company, to the address set forth in the Company’s most recent public filing with the U.S. Securities and Exchange Commission, or to such other address as the Company may specify in writing in accordance with this Section; and (ii) if to any Lender, to the address set forth on the signature page hereto or such other address as such Lender may designate by written notice to the Company in accordance with this Section. Each party may change its address or email address for notices by giving written notice to the other parties in accordance with this Article X. The Lenders agree to notify the Company promptly in writing of any change in their Notice address.

10.4 Entire Agreement. This Agreement, together with the Notes, Unvested Warrant, Security Agreement, and related documents, constitutes the entire agreement among the parties.

10.5 Amendments and Waivers. No amendment or waiver of any provision of this Agreement shall be effective unless in writing and signed by the Company and the Lenders holding a majority in outstanding principal amount of the Notes.

10.6 Severability. Should any clause, section or part of this Agreement be held or declared to be void or illegal for any reason, all other clauses, sections or parts of this Agreement which can be affected without such illegal clause, section or part shall nevertheless continue in full force and effect.

10.7 Binding Effect; Assignability. This Agreement shall be binding upon, and inure to the benefit of, the Parties hereto and their respective successors and assigns or heirs and personal representatives; provided, however, that no Party may assign any of its rights or delegate any of its duties under this Agreement without the prior written consent of the other Parties hereto.

10.8 Headings. The headings or captions under sections of this Agreement are for convenience and reference only and do not in any way modify, interpret or construe the intent of the Parties or affect any of the provisions of this Agreement.

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10.9 No Contra Proferentem. Each Party hereto, together with his respective legal counsel, has reviewed this Agreement and negotiated the terms hereof, and agrees that each provision hereof is to be given its plain meaning. Each Party agrees that if any issue arises as to the meaning or construction of any word, phrase or provision hereof, that no Party shall be entitled to the benefit of the principles of the construction and interpretation of contracts of written instruments that provide that any ambiguity is to be construed in favor of the Party who did not draft the disputed word, phrase or provision.

10.10 Survival. The representations, warranties, covenants, agreements, and obligations of the parties contained in this Agreement and in any certificate, document, or instrument delivered pursuant hereto shall survive the execution and delivery of this Agreement and the Closing and shall continue in full force and effect until all obligations under the Notes and this Agreement have been satisfied in full and the Notes have been paid in full or have otherwise been terminated. Without limiting the generality of the foregoing, the provisions of this Agreement that by their nature are intended to survive termination or expiration, including but not limited to provisions relating to indemnification, contribution, governing law, dispute resolution, notices, confidentiality, and the enforcement of remedies, shall survive indefinitely, regardless of any investigation made by or on behalf of any party.

10.11 Privacy Disclosure. Lender acknowledges that this Agreement require Lenders to provide certain personal information to the Company. Such information is being collected by the Company for the purposes of completing the Offering, which includes, without limitation, determining Lender’s eligibility to purchase the Note and Unvested Warrant under the Securities Laws and other applicable securities laws and completing filings required by any securities regulatory authority. Lender’s personal information may be disclosed by the Company to: (i) stock exchanges or securities regulatory authorities, (ii) the U.S. Internal Revenue Service or other taxing authorities, and (iii) any of the other parties involved in the Offering, including legal counsel to the Company, and may be included in record books in connection with the Offering. By executing this Agreement, Lender is deemed to be consenting to the foregoing collection, use and disclosure of Lender’s personal information. Lender also consents to the filing of copies or originals of any of Lender’s documents described herein as may be required to be filed with any stock exchange or securities regulatory authority in connection with the transactions contemplated hereby.

10.12 Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original and all of which together shall constitute one and the same instrument. Signatures delivered electronically (including via PDF or other reliable electronic means of reproduction), and electronic signatures made in accordance with the U.S. Electronic Signatures in Global and National Commerce Act (15 U.S.C. §§ 7001 et seq.) or any applicable state Uniform Electronic Transactions Act (UETA), shall be deemed to have the same legal effect as original handwritten signatures. Each party agrees that it will be bound by its own electronic signature and accepts the electronic signature of the other party as valid and

10.13 Time is of the essence in this Agreement.

[SIGNATURE PAGE FOLLOWS]

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[SIGNATURE PAGE TO THE AGREEMENT]

IN WITNESS WHEREOF, Lender executed this Agreement effective this 22nd day of June, 2025.

$$500,000.00
Loan Amount

Ted Karkus
Name of Lender

/s/ Ted Karkus
Signature

Accepted and agreed as of June 22, 2025: PROPHASE LABS, INC.

By:	/s/ Warren Hirsch
Name:	Warren Hirsch
Title:	Director

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EXHIBIT A

(FORM OF SENIOR SECURED 20% ORIGINAL ISSUE DISCOUNT BRIDGE NOTE)

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EXHIBIT B

(FORM OF UNVESTED COMMON STOCK PURCHASE WARRANT)

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THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS. THE SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT AND MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS, OR AN OPINION OF COUNSEL, IN A FORM ACCEPTABLE TO THE COMPANY, THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT OR APPLICABLE STATE SECURITIES LAWS OR UNLESS SOLD PURSUANT TO RULE 144 UNDER SAID ACT.

SENIOR SECURED 20% ORIGINAL ISSUE DISCOUNT PROMISSORY NOTE

US $625,000.00	June 22, 2025

FOR VALUE RECEIVED, ProPhase Labs, Inc. a Delaware corporation (the “Company”), promises to pay to Ted Karkus, or his registered assignees (the “Holder”), the principal sum of SIX HUNDRED TWENTY-FIVE THOUSAND DOLLARS ($625,000.00) (the “Principal”) in lawful money of the United States of America, with simple interest payable thereon at the rate of ten percent (10%) per annum. This Senior Secured 20% Original Issue Discount Promissory Note (the “Note”) unpaid principal amount hereof and all accrued but unpaid interest thereon and any other amounts payable hereunder shall be paid in full to the Holder on the twelve (12) month anniversary of the date of this Note (the “Maturity Date”).

Capitalized terms used herein but not defined herein shall have the meaning ascribed to them in that certain Senior Secured 20% Original Issue Discount Bridge Note Loan Agreement, dated of even date herewith (the “Loan Agreement,” together with the Note, and the Unvested Warrant, the “Transaction Documents”), pursuant to which the Holder is acquiring this Note.

The following is a statement of the rights of the Holder of this Note and the terms and conditions to which this Note is subject, and to which the Holder, by acceptance of this Note, agrees:

1. Principal Repayment. The outstanding principal amount of this Note shall be payable on the Maturity Date.

2. Interest.

(a) Computation. Interest (the “Interest”) shall accrue on the unpaid Principal amount of this Note from the date hereof until such Principal amount is repaid in full at the rate of ten percent (10%) per annum. Interest shall be payable monthly in arrears in cash on the first Business Day of each calendar month. Interest shall be calculated on the basis of a 360-day year. All computations of the interest rate hereunder shall be made on the basis of a 360-day year of twelve 30-day months. In the event that any interest rate provided for herein shall be determined to be unlawful, such interest rate shall be computed at the highest rate permitted by applicable law. Any payment by the Company of any interest amount in excess of that permitted by law shall be considered a mistake, with the excess being applied to the Principal of this Note without prepayment premium or penalty.

(b) Taxes, Charges, and Expenses. The Company, at its own cost, shall report interest income, if any, to the IRS and/or other applicable tax authorities and to the Holder on a Form 1099-INT or other appropriate form in accordance with applicable law. The Company shall bear sole responsibility for any costs or fees in connection with the payment of Interest with respect to this Note, including, but not limited to, wire transfer fees, bank check fees and escrow agent fees.

3. Events of Default. In the event that any of the following (each, an “Event of Default”) shall occur:

(a) Non-Payment. The Company shall default in the payment of the Principal of, or accrued Interest on, this Note as and when the same shall become due and payable, whether by acceleration or otherwise; or

(b) Default in Covenants. The Company shall default in any material manner in the observance or performance of the affirmative or negative covenants or agreements set forth in the Loan Agreement or this Note; or

(c) Breach of Representations and Warranties. The Company materially breaches any representation or warranty contained in the Transaction Documents; or

(d) Bankruptcy. The Company shall: (i) admit in writing its inability to pay its debts as they become due; (ii) apply for, consent to, or acquiesce in, the appointment of a trustee, receiver, sequestrator or other custodian for the Company or any of its property, or make a general assignment for the benefit of creditors; (iii) in the absence of such application, consent or acquiesce in, permit or suffer to exist the appointment of a trustee, receiver, sequestrator or other custodian for the Company or for any part of its property; or (iv) permit or suffer to exist the commencement of any bankruptcy, reorganization, debt arrangement or other case or proceeding under any bankruptcy or insolvency law, or any dissolution, winding up or liquidation proceeding, in respect of the Company, and, if such case or proceeding is not commenced by the Company or converted to a voluntary case, such case or proceeding shall be consented to or acquiesced in by the Company or shall result in the entry of an order for relief;

then, and so long as such Event of Default is continuing for a period of two (2) business days in the case of non-payment under Section 6(a), or for a period of fifteen (15) calendar days in the case of events under Sections 6(b) or 6(c) (and the event which would constitute such Event of Default, if curable, has not been cured), by written notice to the Company from the Holder, all obligations of the Company under this Note shall be immediately due and payable without presentment, demand, protest or any other action nor obligation of the Holder of any kind, all of which are hereby expressly waived, and Holder may exercise any other remedies the Holder may have at law or in equity. If an Event of Default specified in Section 6(d) above occurs, the Principal of, and accrued Interest on, the Note shall automatically, and without any declaration or other action on the part of the Holder, become immediately due and payable.

4. Affirmative Covenants of the Company. The Company hereby agrees that, so long as the Note remains outstanding and unpaid, or any other amount is owing to the Holder hereunder, the Company will:

(a) Corporate Existence and Qualification. Take the necessary steps to preserve its corporate existence and its right to conduct business in all states in which the nature of its business requires qualification to do business;

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(b) Books of Account. Keep its books of account in accordance with good accounting practices;

(c) Compliance with Law. Comply with the charter and bylaws or other organizational or governing documents of the Company, and any law, treaty, rule or regulation, or determination of an arbitrator or a court or other governmental authority, in each case applicable to or binding upon the Company or any of its property or to which each of the Company or any of its properties is subject;

(d) Taxes. Duly pay and discharge all taxes or other claims which might become a lien upon any of its property except to the extent that any thereof are being in good faith appropriately contested with adequate reserves provided therefore;

(e) Use of Proceeds. Use the proceeds of the Note for the purposes described in the Loan Agreement;

(f) Further Assurances. The Company shall execute and deliver any and all such further documents and take any and all such other actions as may be reasonably necessary or appropriate to carry out the intent and purposes of this Note and to consummate the transactions contemplated herein; and

9. Seniority. The indebtedness evidenced by this Note and the payment of the Principal and Interest shall be Senior (as hereinafter defined) to, and have priority in right of payment over, all indebtedness of Company incurred following the date of this Note, except up to six million dollars ($6,000,000) in other debt can be senior to this Note, and of the outstanding SENIOR SECURED 20% ORIGINAL ISSUE DISCOUNT PROMISSORY NOTES, Ted Karkus will be paid last after any other holder in the series.

10. Security Interest. As security for this Note, Company hereby grants Holder a continuing first-priority security interest in and lien upon all of the Company’s right, title, and interest in, to, and under all of the Company’s assets, whether now owned or hereafter acquired, wherever located, including without limitation, (a) all accounts, chattel paper, deposit accounts, documents, equipment, general intangibles (including intellectual property), instruments, inventory, investment property, letter-of-credit rights, commercial tort claims, and supporting obligations; (b) all books and records related to the foregoing; and (c) all proceeds, products, offspring, rents, and profits of and from any of the foregoing (including insurance and condemnation proceeds).

11. Mutilated, Destroyed, Lost or Stolen Notes. If this Note shall become mutilated or defaced, or be destroyed, lost or stolen, the Company shall execute and deliver a new note of like principal amount in exchange and substitution for the mutilated or defaced Note, or in lieu of and in substitution for the destroyed, lost or stolen Note. In the case of a mutilated or defaced Note, the Holder shall surrender such Note to the Company. In the case of any destroyed, lost or stolen Note, the Holder shall furnish to the Company: (i) evidence to its satisfaction of the destruction, loss or theft of such Note, and (ii) such security or indemnity (which shall not include the posting of any bond) as may be reasonably required by the Company to hold the Company harmless.

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12. Waiver of Demand, Presentment. The Company hereby expressly waives demand and presentment for payment, notice of nonpayment, protest, notice of protest, notice of dishonor, notice of acceleration or intent to accelerate, bringing of suit and diligence in taking any action to collect amounts called for hereunder, and shall be directly and primarily liable for the payment of all sums owing hereunder, regardless of and without any notice, diligence, act or omission as or with respect to the collection of any amount called for hereunder. The Company agrees that, in the event of an Event of Default, to reimburse the Holder for all reasonable costs and expenses (including reasonable legal fees of one counsel) incurred in connection with the enforcement and collection of this Note.

13. Payment. All payments with respect to this Note shall be made in lawful money of the United States of America, at the address of the Holder as of the date hereof or as designated in writing by the Holder from time to time. The receipt by the Holder of immediately available funds shall constitute a payment of Principal and Interest hereunder and shall satisfy and discharge the liability for Principal and Interest on this Note to the extent of the sum represented by such payment. Payment shall be credited first to the accrued Interest then due and payable and the remainder applied to Principal.

14. Assignment. The rights and obligations of the Company and Holder hereunder shall be binding upon, and inure to the benefit of, the successors and permitted assigns of the parties hereto. The Holder shall have the right to transfer or assign this Note, to complete which, the Holder shall deliver a completed and executed Form of Assignment attached hereto as Exhibit “B” and surrender and deliver this Note, duly endorsed, to the Company’s office or such other address which the Company shall designate, upon receipt of which a new Note, in substantially the form of this Note (any such new Note, a “New Note”), evidencing the portion of this Note so transferred shall be issued to the transferee and a New Note evidencing the remaining portion of this Note not so transferred, if any, shall be issued to the transferring Holder. The acceptance of the New Note by the transferee thereof shall be deemed the acceptance by such transferee of all of the rights and obligations in respect of the New Note that the Holder has in respect of this Note. Interest and Principal are payable only to the registered Holder of this Note set forth on the books and records of the Company.

15. Waiver and Amendment. Any provision of this Note, including, without limitation, the Maturity Date hereof, and the observance of any term hereof, may be amended, waived or modified (either generally or in a particular instance and either retroactively or prospectively) only with the written consent of the Company and the Holder.

16. Notices. All notices, requests, demands, claims, and other communications hereunder shall be in writing and shall be deemed duly given (a) when delivered personally, (b) when sent by email with confirmation of transmission, (c) one (1) Business Day after being sent by a reputable overnight courier service (charges prepaid), or (d) three (3) Business Days after being mailed by certified or registered mail, return receipt requested, postage prepaid. Notices shall be sent: (i) if to the Company, to the address set forth in the Company’s most recent public filing with the U.S. Securities and Exchange Commission, or to such other address as the Company may specify in writing in accordance with this Section; and (ii) if to any Holder, to the address set forth on the signature page hereto or such other address as such Holder may designate by written notice to the Company in accordance with this Section. Each party may change its address or email address for notices by giving written notice to the other parties in accordance with this Section 16. Holder agrees to notify the Company promptly in writing of any change in their Notice address

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17. Governing Law. This Agreement shall be governed by and construed in accordance with the internal laws of the State of Delaware, without regard to the conflict of laws principles thereof that would require or permit the application of the laws of any other jurisdiction. Each party irrevocably agrees that any legal suit, action, or proceeding arising out of or relating to this Agreement or the transactions contemplated hereby shall be instituted exclusively in the courts of the State of New York located in New York County, or the United States District Court for the Southern District of New York, and each party irrevocably submits to the exclusive jurisdiction of such courts in any such suit, action, or proceeding. Each party further irrevocably waives, to the fullest extent permitted by law, any objection that it may now or hereafter have to the laying of venue of any such suit, action, or proceeding in any such court and any claim that any such suit, action, or proceeding brought in such a court has been brought in an inconvenient forum. Each party hereby consents to service of process in any such suit, action, or proceeding by certified mail, return receipt requested, to its address as set forth herein or as otherwise provided by applicable law. Each party agrees that a final judgment in any such suit, action, or proceeding shall be conclusive and may be enforced in any other jurisdiction by suit on the judgment or in any other manner provided by law.

EACH PARTY KNOWINGLY, VOLUNTARILY, AND INTENTIONALLY WAIVES ANY RIGHT TO A TRIAL BY JURY IN RESPECT OF ANY CLAIM, DEMAND, ACTION, OR CAUSE OF ACTION BASED HEREON, ARISING OUT OF, UNDER, OR IN CONNECTION WITH THIS AGREEMENT OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENT, OR ACTION OF ANY PARTY RELATING HERETO. TO THE MAXIMUM EXTENT PERMITTED BY LAW, IN NO EVENT SHALL EITHER PARTY BE LIABLE FOR ANY INDIRECT, INCIDENTAL, SPECIAL, EXEMPLARY, PUNITIVE, OR CONSEQUENTIAL DAMAGES OF ANY KIND, INCLUDING WITHOUT LIMITATION LOST PROFITS, LOST BUSINESS OPPORTUNITIES, OR LOSS OF GOODWILL, ARISING OUT OF OR IN CONNECTION WITH THIS AGREEMENT, REGARDLESS OF THE FORM OF ACTION, WHETHER IN CONTRACT, TORT (INCLUDING NEGLIGENCE), STRICT LIABILITY, OR OTHERWISE, EVEN IF INFORMED OF THE POSSIBILITY OF SUCH DAMAGES IN ADVANCE

18. Severability. If one or more provisions of this Note are held to be unenforceable under applicable law, such provisions shall be excluded from this Note, and the balance of this Note shall be interpreted as if such provisions were so excluded and shall be enforceable in accordance with its terms.

19. Article and Section Headings; Defined Terms. Numbered and titled article and section headings and defined terms are for convenience only and shall not be construed as amplifying or limiting any of the provisions of this Note.

20. Counterparts and Facsimile Execution. This Note may be executed in any number of counterparts, and when each signatory has signed and delivered by facsimile or other electronic transmission (including PDF) at least one such counterpart to the other parties hereto, each counterpart shall be deemed an original and taken together shall constitute one and the same agreement that shall be binding and effective as to all the signatories.

[Signature Page Follows]

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IN WITNESS WHEREOF, the Company has caused this Note to be issued as of the date first above written.

PROPHASE LABS, INC.

By:	/s/ Warren Hirsch
Name:	Warren Hirsch
Title:	Director

AGREED TO AND ACCEPTED BY:

HOLDER

By:	/s/ Ted Karkus
Name:	Ted Karkus

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Exhibit “A”

FORM OF ASSIGNMENT

TO:	PROPHASE LABS, INC.

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto _______________(name), _______________________________________ (address), US $___________ of that certain Senior Secured 20% Original Issue Discount Promissory Note (the “Note”) of ProPhase Labs, Inc., a Delaware corporation (the “Company”), including any and all accrued and unpaid interest owing thereon, issued on June 22, 2025 and registered in the name of the undersigned on the records of the Company, and irrevocably appoints _____________________the attorney of the undersigned to transfer the said securities on the books or register with full power of substitution.

DATED this _______day of, ________________________, 20 ________.

(Signature of Registered Note Holder)

(Print name of Registered Note Holder)

Instructions:

1.	Signature of Holder must be the signature of the person appearing on the face of the Note.

2.	If the transfer of Note is signed by a trustee, executor, administrator, curator, guardian, attorney, officer of a corporation or any person acting in a fiduciary or representative capacity, the certificate must be accompanied by evidence of authority to sign satisfactory to the Company.

NEITHER THIS SECURITY NOR THE SECURITIES FOR WHICH THIS SECURITY IS EXERCISABLE HAVE BEEN OR WILL BE REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS. THIS SECURITY AND THE SECURITIES ISSUABLE UPON EXERCISE OF THIS SECURITY MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN SECURED BY SUCH SECURITIES.

COMMON STOCK PURCHASE WARRANT

PROPHASE LABS, INC.

Warrant Shares: 500,000	Issue Date: June 22, 2025

THIS COMMON STOCK PURCHASE WARRANT (the “Warrant”) certifies that, for value received, TED KARKUS or his assigns (the “Holder”), will be, subject to the Company receiving shareholder approval of the authorization of additional shares of Class A common stock (“Vesting Requirement”), entitled, upon the terms and subject to the limitations on exercise and the conditions hereinafter set forth, at any time on or after the date hereof (the “Initial Exercise Date”) and on or prior to 5:00 p.m. (New York time) on the five (5) year anniversary of the Issue Date (the “Termination Date”) but not thereafter, to subscribe for and purchase from PROPHASE LABS, INC. (the “Company”), up to FIVE HUNDRED THOUSAND (500,000) shares (as subject to adjustment hereunder, the “Warrant Shares”) of the Company’s common stock, par value $0.0001 per share (“Common Stock”). If the Termination Date is not a Business Day, then this Warrant may be exercised before 5:00 P.M. (New York time), on the next succeeding Business Day. The purchase price of one share of Common Stock under this Warrant shall be equal to the Exercise Price, as defined in Section 2(b).

Section 1. Definitions. In addition to the terms defined elsewhere in this Warrant, the following terms have the meanings indicated in this Section 1:

“Affiliate” means any Person that, directly or indirectly through one or more intermediaries, controls or is controlled by or is under common control with a Person, as such terms are used in and construed under Rule 405 under the Securities Act.

“Business Day” means any day except any Saturday, any Sunday, any day which is a federal legal holiday in the United States or any day on which banking institutions in the State of New York are authorized or required by law or other governmental action to close.

“Commission” means the United States Securities and Exchange Commission.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

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“Person” means an individual or corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or subdivision thereof) or other entity of any kind.

“Rule 144” means Rule 144 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended or interpreted from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same purpose and effect as such Rule.

“Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

“Trading Day” means a day on which the New York Stock Exchange is open for trading.

“Trading Market” means any of the following markets or exchanges on which the Common Stock is listed or quoted for trading on the date in question: the NYSE MKT, the Nasdaq Capital Market, the Nasdaq Global Market, the Nasdaq Global Select Market, or the New York Stock Exchange (or any successors to any of the foregoing).

“VWAP” means, for any date, the price determined by the first of the following clauses that applies: (a) if the Common Stock is then listed or quoted on a Trading Market, the daily volume weighted average price of the Common Stock for such date (or the nearest preceding date) on the Trading Market on which the Common Stock is then listed or quoted as reported by Bloomberg L.P. (based on a Trading Day from 9:30 a.m. (New York City time) to 4:02 p.m. (New York City time)), (b) if OTCQB or OTCQX is not a Trading Market, the volume weighted average price of a share of Common Stock for such date (or the nearest preceding date) on the OTCQB or OTCQX as applicable, (c) if Common Stock is not then listed or quoted for trading on the OTCQB or OTCQX and if prices for Common Stock are then reported in the “Pink Sheets” published by OTC Markets Group, Inc. (or a similar organization or agency succeeding to its functions of reporting prices), the most recent bid price per share of Common Stock so reported, or (d) in all other cases, the fair market value of the Common Stock as determined by an independent appraiser selected in good faith by the Holder and reasonably acceptable to the Company, the fees and expenses of which shall be paid by the Company.

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Section 2. Exercise.

a) Exercise of Warrant. Exercise of the purchase rights represented by this Warrant may be made, in whole or in part, at any time or times on or after the Initial Exercise Date and on or before the Termination Date by delivery to the Company (or such other office or agency of the Company as it may designate by notice in writing to the registered Holder at the address of the Holder appearing on the books of the Company) of a duly executed facsimile copy or PDF copy submitted by e-mail (or e-mail attachment) of the Notice of Exercise in the form annexed hereto (the “Notice of Exercise”). Within the earlier of (i) two (2) Trading Days and (ii) the number of Trading Days comprising the Standard Settlement Period (as defined in Section 2(d)(i) herein) following the date of exercise as aforesaid, the Holder shall deliver the aggregate Exercise Price for the shares specified in the applicable Notice of Exercise by wire transfer or cashier’s check drawn on a United States bank unless the cashless exercise procedure specified in Section 2(c) below is specified in the applicable Notice of Exercise. No ink-original Notice of Exercise shall be required, nor shall any medallion guarantee (or other type of guarantee or notarization) of any Notice of Exercise be required. Notwithstanding anything herein to the contrary, but without negating the Holder’s right in Section 2(d)(ii) below, the Holder shall not be required to physically surrender this Warrant to the Company until the Holder has purchased all of the Warrant Shares available hereunder and the Warrant has been exercised in full, in which case, the Holder shall surrender this Warrant to the Company for cancellation within five (5) Trading Days of the date on which the final Notice of Exercise is delivered to the Company. Partial exercises of this Warrant resulting in purchases of a portion of the total number of Warrant Shares available hereunder shall have the effect of lowering the outstanding number of Warrant Shares purchasable hereunder in an amount equal to the applicable number of Warrant Shares purchased. The Holder and the Company shall maintain records showing the number of Warrant Shares purchased and the date of such purchases. The Company shall deliver any objection to any Notice of Exercise within two (2) Business Days of receipt of such notice. The Holder and any assignee, by acceptance of this Warrant, acknowledge and agree that, by reason of the provisions of this paragraph, following the purchase of a portion of the Warrant Shares hereunder, the number of Warrant Shares available for purchase hereunder at any given time may be less than the amount stated on the face hereof.

b) Exercise Price. The exercise price per share of Common Stock under this Warrant shall be $0.60, subject to adjustment hereunder (the “Exercise Price”).

c) Cashless Exercise. In lieu of exercising this Warrant by delivering the aggregate Exercise Price by wire transfer or cashier’s check, at the election of the Holder this Warrant may also be exercised, in whole or in part, at such time by means of a “cashless exercise” in which the Holder shall be entitled to receive the number of Warrant Shares equal to the quotient obtained by dividing [(A-B) (X)] by (A), where:

(A) =	the VWAP on the Trading Day immediately preceding the date on which Holder elects to exercise this Warrant by means of a “cashless exercise,” as set forth in the applicable Notice of Exercise;

(B) =	the Exercise Price of this Warrant, as adjusted hereunder; and

(X) =	the number of Warrant Shares that would be issuable upon exercise of this Warrant in accordance with the terms of this Warrant if such exercise were by means of a cash exercise rather than a cashless exercise.

If Warrant Shares are issued in such a cashless exercise, the parties acknowledge and agree that in accordance with Section 3(a)(9) of the Securities Act, the Warrant Shares shall take on the registered characteristics of the Warrants being exercised, and the holding period of the Warrants being exercised may be tacked on to the holding period of the Warrant Shares. The Company agrees not to take any position contrary to this Section 2(c).

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d) Mechanics of Exercise.

i. Delivery of Warrant Shares Upon Exercise. The Company shall cause the Warrant Shares purchased hereunder to be transmitted by its transfer agent to the Holder by crediting the account of the Holder’s or its designee’s balance account with The Depository Trust Company through its Deposit or Withdrawal at Custodian system (“DWAC”) if the Company is then a participant in such system and either (A) there is an effective registration statement permitting the issuance of the Warrant Shares to or resale of the Warrant Shares by Holder, or (B) the Warrant Shares are eligible for resale by the Holder without volume or manner-of-sale limitations pursuant to Rule 144 and, in either case, the Warrant Shares have been sold by the Holder prior to the Warrant Share Delivery Date (as defined below), and otherwise by physical delivery of a certificate, registered in the Company’s share register in the name of the Holder or its designee, for the number of Warrant Shares to which the Holder is entitled pursuant to such exercise to the address specified by the Holder in the Notice of Exercise by the date that is two (2) Trading Days after the delivery to the Company of the Notice of Exercise (such date, the “Warrant Share Delivery Date”). If the Warrant Shares can be delivered via DWAC, the transfer agent shall have received from the Company, at the expense of the Company, any legal opinions or other documentation required by it to deliver such Warrant Shares without legend (subject to receipt by the Company of reasonable back up documentation from the Holder, including with respect to affiliate status) and, if applicable and requested by the Company prior to the Warrant Share Delivery Date, the transfer agent shall have received from the Holder a confirmation of sale of the Warrant Shares (provided the requirement of the Holder to provide a confirmation as to the sale of Warrant Shares shall not be applicable to the issuance of unlegended Warrant Shares upon a cashless exercise of this Warrant if the Warrant Shares are then eligible for resale pursuant to Rule 144(b)(1)). The Warrant Shares shall be deemed to have been issued, and Holder or any other person so designated to be named therein shall be deemed to have become a holder of record of such shares for all purposes, as of the date the Warrant has been exercised, with payment to the Company of the Exercise Price (or by cashless exercise, if permitted) and all taxes required to be paid by the Holder, if any, pursuant to Section 2(d)(v) prior to the issuance of such shares, having been paid. As used herein, “Standard Settlement Period” means the standard settlement period, expressed in a number of Trading Days, on the Company’s primary Trading Market with respect to the Common Stock as in effect on the date of delivery of the Notice of Exercise.

ii. Delivery of New Warrants Upon Exercise. If this Warrant shall have been exercised in part, the Company shall, at the request of a Holder and upon surrender of this Warrant certificate, at the time of delivery of the Warrant Shares, deliver to the Holder a new Warrant evidencing the rights of the Holder to purchase the unpurchased Warrant Shares called for by this Warrant, which new Warrant shall in all other respects be identical with this Warrant.

iii. Rescission Rights. If the Company fails to cause its transfer agent to deliver to the Holder the Warrant Shares pursuant to Section 2(d)(i) by the Warrant Share Delivery Date, then the Holder will have the right to rescind such exercise; provided, however, that the Holder shall be required to return any Warrant Shares or Common Stock subject to any such rescinded exercise notice concurrently with the return to Holder of the aggregate Exercise Price paid to the Company for such Warrant Shares and the restoration of Holder’s right to acquire such Warrant Shares pursuant to this Warrant (including, issuance of a replacement warrant certificate evidencing such restored right).

iv. Other Rights. Nothing herein shall limit the Holder’s right to pursue any other remedies available to it hereunder, at law or in equity including, without limitation, a decree of specific performance and/or injunctive relief with respect to the Company’s failure to timely deliver Warrant Shares upon exercise of the Warrant pursuant to the terms hereof.

v. No Fractional Shares or Scrip. No fractional shares or scrip representing fractional shares shall be issued upon the exercise of this Warrant. As to any fraction of a share which the Holder would otherwise be entitled to purchase upon such exercise, the Company shall, at its election, either pay a cash adjustment in respect of such final fraction in an amount equal to such fraction multiplied by the Exercise Price or round up to the next whole share.

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vi. Charges, Taxes and Expenses. Issuance of Warrant Shares shall be made without charge to the Holder for any issue or transfer tax or other incidental expense in respect of the issuance of such Warrant Shares, all of which taxes and expenses shall be paid by the Company, and such Warrant Shares shall be issued in the name of the Holder or in such name or names as may be directed by the Holder; provided, however, that, in the event that Warrant Shares are to be issued in a name other than the name of the Holder, this Warrant when surrendered for exercise shall be accompanied by the Assignment Form attached hereto duly executed by the Holder and the Company may require, as a condition thereto, the payment of a sum sufficient to reimburse it for any transfer tax incidental thereto. The Company shall pay all transfer agent fees required for same-day processing of any Notice of Exercise and all fees to the Depository Trust Company (or another established clearing corporation performing similar functions) required for same-day electronic delivery of the Warrant Shares.

vii. Closing of Books. The Company will not close its stockholder books or records in any manner which prevents the timely exercise of this Warrant, pursuant to the terms hereof.

viii. Signature. This Section 2 and the exercise form attached hereto set forth the totality of the procedures required of the Holder in order to exercise this Warrant. Without limiting the preceding sentences, no ink-original exercise form shall be required, nor shall any medallion guarantee (or other type of guarantee or notarization) of any exercise form be required in order to exercise this Warrant. No additional legal opinion, other information or instructions shall be required of the Holder to exercise this Warrant. The Company shall honor exercises of this Warrant and shall deliver Shares underlying this Warrant in accordance with the terms, conditions and time periods set forth herein.

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e) Holder’s Exercise Limitations. The Company shall not effect any exercise of this Warrant, and a Holder shall not have the right to exercise any portion of this Warrant, pursuant to Section 2 or otherwise, to the extent that after giving effect to such issuance after exercise as set forth on the applicable Notice of Exercise, the Holder (together with the Holder’s Affiliates, and any other Persons acting as a group together with the Holder or any of the Holder’s Affiliates), would beneficially own in excess of the Beneficial Ownership Limitation (as defined below). For purposes of the foregoing sentence, the number of shares of Common Stock beneficially owned by the Holder and its Affiliates shall include the number of shares of Common Stock issuable upon exercise of this Warrant with respect to which such determination is being made, but shall exclude the number of shares of Common Stock which would be issuable upon (i) exercise of the remaining, nonexercised portion of this Warrant beneficially owned by the Holder or any of its Affiliates and (ii) exercise of the unexercised or nonconverted portion of any other securities of the Company (including, without limitation, any other Common Stock equivalents) subject to a limitation on exercise analogous to the limitation contained herein beneficially owned by the Holder or any of its Affiliates. Except as set forth in the preceding sentence, for purposes of this Section 2(e), beneficial ownership shall be calculated in accordance with Section 13(d) of the Exchange Act and the rules and regulations promulgated thereunder, it being acknowledged by the Holder that the Company is not representing to the Holder that such calculation is in compliance with Section 13(d) of the Exchange Act and the Holder is solely responsible for any schedules required to be filed in accordance therewith. To the extent that the limitation contained in this Section 2(e) applies, the determination of whether this Warrant is exercisable (in relation to other securities owned by the Holder together with any Affiliates) and of which portion of this Warrant is exercisable shall be in the sole discretion of the Holder, and the submission of a Notice of Exercise shall be deemed to be the Holder’s determination of whether this Warrant is exercisable (in relation to other securities owned by the Holder together with any Affiliates) and of which portion of this Warrant is exercisable, in each case subject to the Beneficial Ownership Limitation, and the Company shall have no obligation to verify or confirm the accuracy of such determination. In addition, a determination as to any group status as contemplated above shall be determined in accordance with Section 13(d) of the Exchange Act and the rules and regulations promulgated thereunder. For purposes of this Section 2(e), in determining the number of outstanding shares of Common Stock, a Holder may rely on the number of outstanding shares of Common Stock as reflected in (A) the Company’s most recent periodic or annual report filed with the Commission, as the case may be, (B) a more recent public announcement by the Company or (C) a more recent written notice by the Company or the Company’s transfer agent setting forth the number of shares of Common Stock outstanding. Upon the written or oral request of a Holder, the Company shall within two Trading Days confirm orally and in writing to the Holder the number of shares of Common Stock then outstanding. In any case, the number of outstanding shares of Common Stock shall be determined after giving effect to the exercise of securities of the Company, including this Warrant, by the Holder or its Affiliates since the date as of which such number of outstanding shares of Common Stock was reported. The “Beneficial Ownership Limitation” shall be 4.99% of the number of shares of the Common Stock outstanding immediately after giving effect to the issuance of shares of Common Stock issuable upon exercise of this Warrant. The Holder, upon notice to the Company, may increase or decrease the Beneficial Ownership Limitation provisions of this Section 2(e), provided that the Beneficial Ownership Limitation in no event exceeds 9.99% of the number of shares of the Common Stock outstanding immediately after giving effect to the issuance of shares of Common Stock upon exercise of this Warrant held by the Holder and the provisions of this Section 2(e) shall continue to apply. Any increase in the Beneficial Ownership Limitation will not be effective until the 61st day after such notice is delivered to the Company. The provisions of this paragraph shall be construed and implemented in a manner otherwise than in strict conformity with the terms of this Section 2(e) to correct this paragraph (or any portion hereof) which may be defective or inconsistent with the intended Beneficial Ownership Limitation herein contained or to make changes or supplements necessary or desirable to properly give effect to such limitation. The limitations contained in this paragraph shall apply to a successor holder of this Warrant.

Section 3. Certain Adjustments.

a) Stock Dividends and Splits. If the Company, at any time while this Warrant is outstanding: (i) pays a stock dividend or otherwise makes a distribution or distributions on shares of its Common Stock or any other equity or equity equivalent securities payable in shares of Common Stock (which, for avoidance of doubt, shall not include any shares of Common Stock issued by the Company upon exercise of this Warrant), (ii) subdivides outstanding shares of Common Stock into a larger number of shares, (iii) combines (including by way of reverse stock split) outstanding shares of Common Stock into a smaller number of shares, or (iv) issues by reclassification of shares of the Common Stock any shares of capital stock of the Company, then in each case the Exercise Price shall be multiplied by a fraction of which the numerator shall be the number of shares of Common Stock (excluding treasury shares, if any) outstanding immediately before such event and of which the denominator shall be the number of shares of Common Stock outstanding immediately after such event, and the number of shares issuable upon exercise of this Warrant shall be proportionately adjusted such that the aggregate Exercise Price of this Warrant shall remain unchanged. Any adjustment made pursuant to this Section 3(a) shall become effective immediately after the record date for the determination of stockholders entitled to receive such dividend or distribution and shall become effective immediately after the effective date in the case of a subdivision, combination or re-classification. For the purposes of clarification, the Exercise Price of this Warrant will not be adjusted in the event that the Company or any Subsidiary thereof, as applicable, sells or grants any option to purchase, or sell or grant any right to reprice, or otherwise dispose of or issue (or announce any offer, sale, grant or any option to purchase or other disposition) any Common Stock or Common Stock equivalents, at an effective price per share less than the Exercise Price then in effect.

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b) [RESERVED]

c) Subsequent Rights Offerings. In addition to any adjustments pursuant to Section 3(a) above, if at any time the Company grants, issues or sells any Common Stock Equivalents or rights to purchase stock, warrants, securities or other property pro rata to the record holders of any class of shares of Common Stock (the “Purchase Rights”), then the Holder will be entitled to acquire, upon the terms applicable to such Purchase Rights, the aggregate Purchase Rights which the Holder could have acquired if the Holder had held the number of shares of Common Stock acquirable upon complete exercise of this Warrant (without regard to any limitations on exercise hereof, including without limitation, the Beneficial Ownership Limitation) immediately before the date on which a record is taken for the grant, issuance or sale of such Purchase Rights, or, if no such record is taken, the date as of which the record holders of shares of Common Stock are to be determined for the grant, issue or sale of such Purchase Rights (provided, however, to the extent that the Holder’s right to participate in any such Purchase Right would result in the Holder exceeding the Beneficial Ownership Limitation, then the Holder shall not be entitled to participate in such Purchase Right to such extent (or beneficial ownership of such shares of Common Stock as a result of such Purchase Right to such extent) and such Purchase Right to such extent shall be held in abeyance for the Holder until such time, if ever, as its right thereto would not result in the Holder exceeding the Beneficial Ownership Limitation).

d) Pro Rata Distributions. During such time as this Warrant is outstanding, if the Company shall declare or make any dividend (other than cash dividends) or other distribution of its assets (or rights to acquire its assets) to holders of shares of Common Stock, by way of return of capital or otherwise (including, without limitation, any distribution of shares or other securities, property or options by way of a dividend, spin off, reclassification, corporate rearrangement, scheme of arrangement or other similar transaction) (a “Distribution”), at any time after the issuance of this Warrant, then, in each such case, the Holder shall be entitled to participate in such Distribution to the same extent that the Holder would have participated therein if the Holder had held the number of shares of Common Stock acquirable upon complete exercise of this Warrant (without regard to any limitations on exercise hereof, including without limitation, the Beneficial Ownership Limitation) immediately before the date of which a record is taken for such Distribution, or, if no such record is taken, the date as of which the record holders of shares of Common Stock are to be determined for the participation in such Distribution (provided, however, to the extent that the Holder’s right to participate in any such Distribution would result in the Holder exceeding the Beneficial Ownership Limitation, then the Holder shall not be entitled to participate in such Distribution to such extent (or in the beneficial ownership of any shares of Common Stock as a result of such Distribution to such extent) and the portion of such Distribution shall be held in abeyance for the benefit of the Holder until such time, if ever, as its right thereto would not result in the Holder exceeding the Beneficial Ownership Limitation). To the extent that this Warrant has not been partially or completely exercised at the time of such Distribution, such portion of the Distribution shall be held in abeyance for the benefit of the Holder until the Holder has exercised this Warrant.

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e) Fundamental Transaction. If, at any time while this Warrant is outstanding, (i) the Company, directly or indirectly, in one or more related transactions effects any merger or consolidation of the Company with or into another Person, (ii) the Company, directly or indirectly, effects any sale, lease, license, assignment, transfer, conveyance or other disposition of all or substantially all of its assets in one or a series of related transactions, (iii) any, direct or indirect, purchase offer, tender offer or exchange offer (whether by the Company or another Person) is completed pursuant to which holders of Common Stock are permitted to sell, tender or exchange their shares for other securities, cash or property and has been accepted by the holders of 50% or more of the outstanding Common Stock, (iv) the Company, directly or indirectly, in one or more related transactions effects any reclassification, reorganization or recapitalization of the Common Stock or any compulsory share exchange pursuant to which the Common Stock is effectively converted into or exchanged for other securities, cash or property, or (v) the Company, directly or indirectly, in one or more related transactions consummates a stock or share purchase agreement or other business combination (including, without limitation, a reorganization, recapitalization, spin-off or scheme of arrangement) with another Person or group of Persons whereby such other Person or group acquires more than 50% of the outstanding shares of Common Stock (not including any shares of Common Stock held by the other Person or other Persons making or party to, or associated or affiliated with the other Persons making or party to, such stock or share purchase agreement or other business combination) (each a “Fundamental Transaction”), then, upon any subsequent exercise of this Warrant, the Holder shall have the right to receive, for each Warrant Share that would have been issuable upon such exercise immediately prior to the occurrence of such Fundamental Transaction, at the option of the Holder (without regard to any limitation in Section 2(e) on the exercise of this Warrant), the number of shares of Common Stock of the successor or acquiring corporation or of the Company, if it is the surviving corporation, and any additional consideration (the “Alternate Consideration”) receivable by holders of Common Stock as a result of such Fundamental Transaction for each share of Common Stock for which this Warrant is exercisable immediately prior to such Fundamental Transaction (without regard to any limitation in Section 2(e) on the exercise of this Warrant). For purposes of any such exercise, the determination of the Exercise Price shall be appropriately adjusted to apply to such Alternate Consideration based on the amount of Alternate Consideration issuable in respect of one share of Common Stock in such Fundamental Transaction, and the Company shall apportion the Exercise Price among the Alternate Consideration in a reasonable manner reflecting the relative value of any different components of the Alternate Consideration. If holders of Common Stock are given any choice as to the securities, cash or property to be received in a Fundamental Transaction, then the Holder shall be given the same choice as to the Alternate Consideration it receives upon any exercise of this Warrant following such Fundamental Transaction. The Company shall cause any successor entity in a Fundamental Transaction in which the Company is not the survivor (the “Successor Entity”) to assume in writing all of the obligations of the Company under this Warrant in accordance with the provisions of this Section 3(e) pursuant to written agreements in form and substance reasonably satisfactory to the Holder and approved by the Holder (without unreasonable delay) prior to such Fundamental Transaction and shall, at the option of the Holder, deliver to the Holder in exchange for this Warrant a security of the Successor Entity evidenced by a written instrument substantially similar in form and substance to this Warrant which is exercisable for a corresponding number of shares of capital stock of such Successor Entity (or its parent entity) equivalent to the shares of Common Stock acquirable and receivable upon exercise of this Warrant (without regard to any limitations on the exercise of this Warrant) prior to such Fundamental Transaction, and with an exercise price which applies the exercise price hereunder to such shares of capital stock (but taking into account the relative value of the shares of Common Stock pursuant to such Fundamental Transaction and the value of such shares of capital stock, such number of shares of capital stock and such exercise price being for the purpose of protecting the economic value of this Warrant immediately prior to the consummation of such Fundamental Transaction), and which is reasonably satisfactory in form and substance to the Holder. Upon the occurrence of any such Fundamental Transaction, the Successor Entity shall succeed to, and be substituted for (so that from and after the date of such Fundamental Transaction, the provisions of this Warrant referring to the “Company” shall refer instead to the Successor Entity), and may exercise every right and power of the Company and shall assume all of the obligations of the Company under this Warrant with the same effect as if such Successor Entity had been named as the Company herein.

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f) Calculations. All calculations under this Section 3 shall be made to the nearest cent or the nearest 1/100th of a share, as the case may be. For purposes of this Section 3, the number of shares of Common Stock deemed to be issued and outstanding as of a given date shall be the sum of the number of shares of Common Stock (excluding treasury shares, if any) issued and outstanding.

g) Notice to Holder.

i. Adjustment to Exercise Price. Whenever the Exercise Price is adjusted pursuant to any provision of this Section 3, the Company shall promptly mail to the Holder a notice setting forth the Exercise Price after such adjustment and any resulting adjustment to the number of Warrant Shares and setting forth a brief statement of the facts requiring such adjustment.

ii. Notice to Allow Exercise by Holder. If (A) the Company shall declare a dividend (or any other distribution in whatever form) on the Common Stock, (B) the Company shall declare a special nonrecurring cash dividend on or a redemption of the Common Stock, (C) the Company shall authorize the granting to all holders of the Common Stock rights or warrants to subscribe for or purchase any shares of capital stock of any class or of any rights, (D) the approval of any stockholders of the Company shall be required in connection with any reclassification of the Common Stock, any consolidation or merger to which the Company is a party, any sale or transfer of all or substantially all of the assets of the Company, or any compulsory share exchange whereby the Common Stock is converted into other securities, cash or property, or (E) the Company shall authorize the voluntary or involuntary dissolution, liquidation or winding up of the affairs of the Company, then, in each case, the Company shall cause to be mailed a notice to the Holder at its last address as it shall appear upon the Warrant Register (hereinafter defined) of the Company, at least 10 calendar days prior to the applicable record or effective date hereinafter specified, stating (x) the date on which a record is to be taken for the purpose of such dividend, distribution, redemption, rights or warrants, or if a record is not to be taken, the date as of which the holders of the Common Stock of record to be entitled to such dividend, distributions, redemption, rights or warrants are to be determined or (y) the date on which such reclassification, consolidation, merger, sale, transfer or share exchange is expected to become effective or close, and the date as of which it is expected that holders of the Common Stock of record shall be entitled to exchange their shares of the Common Stock for securities, cash or other property deliverable upon such reclassification, consolidation, merger, sale, transfer or share exchange; provided that the failure to provide such notice or any defect therein shall not affect the validity of the corporate action required to be specified in such notice. To the extent that any notice provided hereunder constitutes, or contains, material, non- public information regarding the Company or any of the Subsidiaries, the Company shall simultaneously file such notice with the Commission pursuant to a Current Report on Form 8-K. The Holder shall remain entitled to exercise this Warrant during the period commencing on the date of such notice to the effective date of the event triggering such notice except as may otherwise be expressly set forth herein.

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Section 4. Transfer of Warrant.

a) Transferability. This Warrant and all rights hereunder (including, without limitation, any registration rights) are transferable, subject to the Vesting Requirement, in whole or in part, upon surrender of this Warrant at the principal office of the Company or its designated agent, together with a written assignment of this Warrant substantially in the form attached hereto duly executed by the Holder or its agent or attorney and funds sufficient to pay any transfer taxes payable upon the making of such transfer. Upon such surrender and, if required, such payment, the Company shall execute and deliver a new Warrant or Warrants in the name of the assignee or assignees, as applicable, and in the denomination or denominations specified in such instrument of assignment, and shall issue to the assignor a new Warrant evidencing the portion of this Warrant not so assigned, and this Warrant shall promptly be cancelled. Notwithstanding anything herein to the contrary, the Holder shall not be required to physically surrender this Warrant to the Company unless the Holder has assigned this Warrant in full, in which case, the Holder shall surrender this Warrant to the Company within three (3) Trading Days of the date on which the Holder delivers an assignment form to the Company assigning this Warrant in full. The Warrant, if properly assigned in accordance herewith, may be exercised by a new holder for the purchase of Warrant Shares without having a new Warrant issued.

b) New Warrants. This Warrant may be divided or combined with other Warrants upon presentation hereof at the aforesaid office of the Company, together with a written notice specifying the names and denominations in which new Warrants are to be issued, signed by the Holder or its agent or attorney. Subject to compliance with Section 4(a), as to any transfer which may be involved in such division or combination, the Company shall execute and deliver a new Warrant or Warrants in exchange for the Warrant or Warrants to be divided or combined in accordance with such notice. All Warrants issued on transfers or exchanges shall be dated the original Issue Date and shall be identical with this Warrant except as to the number of Warrant Shares issuable pursuant thereto.

c) Warrant Register. The Company shall register this Warrant, upon records to be maintained by the Company for that purpose (the “Warrant Register”), in the name of the record Holder hereof from time to time. The Company may deem and treat the registered Holder of this Warrant as the absolute owner hereof for the purpose of any exercise hereof or any distribution to the Holder, and for all other purposes, absent actual notice to the contrary.

d) Representation by the Holder. The Holder, by the acceptance hereof, represents and warrants that it is acquiring this Warrant and, upon any exercise hereof, will acquire the Warrant Shares issuable upon such exercise, for its own account and not with a view to or for distributing or reselling such Warrant Shares or any part thereof in violation of the Securities Act or any applicable state securities law, except pursuant to sales registered or exempted under the Securities Act.

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Section 5. Miscellaneous.

a) No Rights as Stockholder Until Exercise. This Warrant does not entitle the Holder to any voting rights, dividends or other rights as a stockholder of the Company prior to the exercise hereof as set forth in Section 2(d)(i).

b) Loss, Theft, Destruction or Mutilation of Warrant. The Company covenants that upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of this Warrant or any certificate relating to the Warrant Shares, and in case of loss, theft or destruction, of indemnity or security reasonably satisfactory to it (which, in the case of the Warrant, shall not include the posting of any bond), and upon surrender and cancellation of such Warrant or stock certificate, if mutilated, the Company will make and deliver a new Warrant or stock certificate of like tenor and dated as of such cancellation, in lieu of such Warrant or stock certificate.

c) Saturdays, Sundays, Holidays, etc. If the last or appointed day for the taking of any action or the expiration of any right required or granted herein shall not be a Trading Day, then, such action may be taken or such right may be exercised on the next succeeding Trading Day.

d) Authorized Shares.

After the Vesting Requirement is met, the Company covenants that, during the period the Warrant is outstanding, it will reserve from its authorized and unissued Common Stock a sufficient number of shares to provide for the issuance of the Warrant Shares upon the exercise of any purchase rights under this Warrant. The Company further covenants that its issuance of this Warrant shall constitute full authority to its officers who are charged with the duty of issuing the necessary Warrant Shares upon the exercise of the purchase rights under this Warrant. The Company will take all such reasonable action as may be necessary to assure that such Warrant Shares may be issued as provided herein without violation of any applicable law or regulation, or of any requirements of the Trading Market upon which the Common Stock may be listed. The Company covenants that all Warrant Shares which may be issued upon the exercise of the purchase rights represented by this Warrant will, upon exercise of the purchase rights represented by this Warrant and payment for such Warrant Shares in accordance herewith, be duly authorized, validly issued, fully paid and nonassessable and free from all taxes, liens and charges created by the Company in respect of the issue thereof (other than taxes in respect of any transfer occurring contemporaneously with such issue).

Except and to the extent as waived or consented to by the Holder, the Company shall not by any action, including, without limitation, amending its certificate of incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such actions as may be necessary or appropriate to protect the rights of Holder as set forth in this Warrant against impairment. Without limiting the generality of the foregoing, the Company will (i) not increase the par value of any Warrant Shares above the amount payable therefor upon such exercise immediately prior to such increase in par value, (ii) take all such action as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable Warrant Shares upon the exercise of this Warrant and (iii) use commercially reasonable efforts to obtain all such authorizations, exemptions or consents from any public regulatory body having jurisdiction thereof, as may be, necessary to enable the Company to perform its obligations under this Warrant.

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Before taking any action which would result in an adjustment in the number of Warrant Shares for which this Warrant is exercisable or in the Exercise Price, the Company shall obtain all such authorizations or exemptions thereof, or consents thereto, as may be necessary from any public regulatory body or bodies having jurisdiction thereof.

e) GOVERNING LAW; SUBMISSION TO JURISDICTION; WAIVER OF JURY TRIAL. ALL QUESTIONS CONCERNING THE CONSTRUCTION, VALIDITY, ENFORCEMENT AND INTERPRETATION OF THIS WARRANT SHALL BE GOVERNED BY AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO THE PRINCIPLES OF CONFLICT OF LAWS THEREOF. EACH PARTY AGREES THAT ALL LEGAL PROCEEDINGS CONCERNING THE INTERPRETATION, ENFORCEMENT AND DEFENSE OF THIS WARRANT SHALL BE COMMENCED IN THE STATE AND FEDERAL COURTS OF NEW YORK (THE “NEW YORK COURTS”). EACH PARTY HERETO HEREBY IRREVOCABLY SUBMITS TO THE EXCLUSIVE JURISDICTION OF THE NEW YORK COURTS FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION HEREWITH OR WITH ANY TRANSACTION CONTEMPLATED HEREBY OR DISCUSSED HEREIN, AND HEREBY IRREVOCABLY WAIVES, AND AGREES NOT TO ASSERT IN ANY SUIT, ACTION OR PROCEEDING, ANY CLAIM THAT IT IS NOT PERSONALLY SUBJECT TO THE JURISDICTION OF SUCH NEW YORK COURTS, OR SUCH NEW YORK COURTS ARE IMPROPER OR INCONVENIENT VENUE FOR SUCH PROCEEDING. EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS WARRANT. IF ANY PARTY SHALL COMMENCE AN ACTION OR PROCEEDING TO ENFORCE ANY PROVISIONS OF THIS WARRANT, THEN THE PREVAILING PARTY IN SUCH ACTION OR PROCEEDING SHALL BE REIMBURSED BY THE OTHER PARTY FOR ITS ATTORNEYS’ FEES AND OTHER COSTS AND EXPENSES INCURRED IN THE INVESTIGATION, PREPARATION AND PROSECUTION OF SUCH ACTION OR PROCEEDING. THE PREVAILING PARTY, IN ANY COURT PROCEEDING CONCERNING A DISPUTE HEREUNDER SHALL BE AWARDED ITS REASONABLE OUT-OF-POCKET EXPENSES, ATTORNEYS’ FEES AND COSTS INCURRED THEREIN OR IN THE ENFORCEMENT OR COLLECTION OF ANY AWARD.

f) Restrictions. The Holder acknowledges that the Warrant Shares acquired upon the exercise of this Warrant, if not registered and the Holder does not utilize cashless exercise, will have restrictions upon resale imposed by state and federal securities laws.

g) Nonwaiver and Expenses. No course of dealing or any delay or failure to exercise any right hereunder on the part of Holder shall operate as a waiver of such right or otherwise prejudice the Holder’s rights, powers or remedies, notwithstanding the fact that all rights to exercise this Warrant hereunder terminate on the Termination Date. Without limiting any other provision of this Warrant, if the Company willfully and knowingly fails to comply with any provision of this Warrant, which results in any material damages to the Holder, the Company shall pay to the Holder such amounts as shall be sufficient to cover any costs and expenses including, but not limited to, reasonable attorneys’ fees, including those of appellate proceedings, incurred by the Holder in collecting any amounts due pursuant hereto or in otherwise enforcing any of its rights, powers or remedies hereunder.

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h) Notices. Any and all notices or other communications or deliveries to be provided by the Holder hereunder including, without limitation, any Notice of Exercise, shall be in writing and delivered personally, by facsimile, or sent by a nationally recognized overnight courier service, addressed to the Company, at the address set forth on the signature page hereto, Attention: Ted Karkus, email address karkus@prophaselabs.com, or such other facsimile number, email address or address as the Company may specify for such purposes by notice to the Holders. Any and all notices or other communications or deliveries to be provided by the Company hereunder shall be in writing and delivered personally, by facsimile, or sent by a nationally recognized overnight courier service addressed to each Holder at the facsimile number or address of such Holder appearing on the books of the Company. Any notice or other communication or deliveries hereunder shall be deemed given and effective on the earliest of (i) the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number set forth in this Section prior to 5:30 p.m. (New York City time) on any date, (ii) the next Trading Day after the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number set forth in this Section on a day that is not a Trading Day or later than 5:30 p.m. (New York City time) on any Trading Day, (iii) the second Trading Day following the date of mailing, if sent by U.S. nationally recognized overnight courier service, or (iv) upon actual receipt by the party to whom such notice is required to be given.

i) Limitation of Liability. No provision hereof, in the absence of any affirmative action by the Holder to exercise this Warrant to purchase Warrant Shares, and no enumeration herein of the rights or privileges of the Holder, shall give rise to any liability of the Holder for the purchase price of any Common Stock or as a stockholder of the Company, whether such liability is asserted by the Company or by creditors of the Company.

j) Remedies. The Holder, in addition to being entitled to exercise all rights granted by law, including recovery of damages, will be entitled to specific performance of its rights under this Warrant. The Company agrees that monetary damages would not be adequate compensation for any loss incurred by reason of a breach by it of the provisions of this Warrant and hereby agrees to waive and not to assert the defense in any action for specific performance that a remedy at law would be adequate.

k) Successors and Assigns. Subject to applicable securities laws, this Warrant and the rights and obligations evidenced hereby shall inure to the benefit of and be binding upon the successors and permitted assigns of the Company and the successors and permitted assigns of Holder. The provisions of this Warrant are intended to be for the benefit of any Holder from time to time of this Warrant and shall be enforceable by the Holder or holder of Warrant Shares.

l) Amendment. This Warrant may be modified or amended or the provisions hereof waived with the written consent of the Company and the Holder.

m) Severability. Wherever possible, each provision of this Warrant shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Warrant shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provisions or the remaining provisions of this Warrant.

n) Headings. The headings used in this Warrant are for the convenience of reference only and shall not, for any purpose, be deemed a part of this Warrant.

[Signatures Appear on the Following Page]

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IN WITNESS WHEREOF, the Company has caused this Warrant to be executed by its officer thereunto duly authorized as of the date first above indicated.

PROPHASE LABS, INC.

By:	/s/ Warren Hirsch
Name:	Warren Hirsch
Title:	Director

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NOTICE OF EXERCISE

TO: PROPHASE LABS, INC.

(1) The undersigned hereby elects to purchase __________ Warrant Shares of the Company pursuant to the terms of the attached Warrant (only if exercised in full), and tenders herewith payment of the exercise price in full, together with all applicable transfer taxes, if any.

(2) Payment shall take the form of (check applicable box):

[  ] in lawful money of the United States; or

[  ] if permitted the cancellation of such number of Warrant Shares as is necessary, in accordance with the formula set forth in subsection 2(c), to exercise this Warrant with respect to the maximum number of Warrant Shares purchasable pursuant to the cashless exercise procedure set forth in subsection 2(c).

(3) Please register and issue said Warrant Shares in the name of the undersigned or in such other name as is specified below:

__________________________________

The Warrant Shares shall be delivered to the following DWAC Account Number or by physical delivery of a certificate to:

__________________________________

__________________________________

__________________________________

(4) Accredited Investor. If the Warrant is being exercised via cash exercise, the undersigned is an “accredited investor” as defined in Regulation D promulgated under the Securities Act of 1933, as amended

[SIGNATURE OF HOLDER]

Name of Investing Entity: _________________________________________________________________

Signature of Authorized Signatory of Investing Entity: ___________________________________________

Name of Authorized Signatory: _____________________________________________________________

Title of Authorized Signatory: ______________________________________________________________

Date: _________________________________________________________________________________

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ASSIGNMENT FORM

(To assign the foregoing warrant,
execute this form and supply required information.
Do not use this form to exercise the warrant.)

FOR VALUE RECEIVED, [___] all of or [__________] shares of the foregoing Warrant and all rights evidenced thereby are hereby assigned to

_______________________________________whose address is

____________________________________________________.

____________________________________________________

Dated:______________, ________

Holder’s Signature:______________________________

Holder’s Address: ______________________________

______________________________

NOTE: The signature to this Assignment Form must correspond with the name as it appears on the face of the Warrant, without alteration or enlargement or any change whatsoever. Officers of corporations and those acting in a fiduciary or other representative capacity should file proper evidence of authority to assign the foregoing Warrant.

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